UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04438

Exact name of registrant as specified in charter:	Aberdeen Australia Equity Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2017

Item 1. Reports to Stockholders.

Aberdeen Australia Equity Fund, Inc. (IAF)

Semi-Annual Report
April 30, 2017

Sydney Opera House in the Sydney Harbor.

Aberdeen
Simply asset management.

Aberdeen Australia Equity Fund, Inc. (IAF) Semi-Annual Report April 30, 2017 Sydney opero House in the Sydney Harbor Simply asset management

Managed Distribution Policy (unaudited)

The Board of Directors of the Aberdeen Australia Equity Fund, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Based on generally accepted accounting principles, the Fund estimates the distributions for the fiscal year commenced November 1, 2016 through the distributions declared on June 9, 2017 consisted of 19% net investment income, 1% net realized short-term capital gains, net realized long-term capital gains of 26% and 54% tax return of capital.

In January 2018, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2017 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report, which covers the activities of Aberdeen Australia Equity Fund, Inc. (the “Fund”), for the six-month period ended April 30, 2017. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities.

Total Return Performance

The Fund’s total return, based on net asset value (“NAV”) net of fees, was 11.8% for the six-month period ended April 30, 2017 and 7.4% per annum since inception, assuming the reinvestment of dividends and distributions, compared to the April 30, 2017 six-month period return of 11.9%, in U.S. Dollar terms, for the S&P/ASX 200 Accumulation Index (“ASX 200”),1 the Fund’s benchmark. The Fund’s total return for the six-month period ended April 30, 2017 and per annum since inception is based on the reported NAV on each financial reporting period end.

Share Price & NAV

For the six-month period ended April 30, 2017, based on market price, the Fund’s total return was 18.3%, assuming reinvestment of dividends and distributions. The Fund’s share price increased by 12.1% over the six-months from $5.56 on October 31, 2016 to $6.23 on April 30, 2017. The Fund’s share price on April 30, 2017 represented a discount of 3.4% to the NAV per share of $6.45 on that date, compared with a discount of 8.7% to the NAV per share of $6.09 on October 31, 2016.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In March 2017, the Board of Directors of the Fund (the “Board”) determined the rolling distribution rate to be 10% for the 12-month period commencing with the distribution payable in March 2017. This policy will be subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital.

On June 9, 2017, the Fund announced that it will pay on June 27, 2017, a distribution of US $0.16 per share to all shareholders of record as of June 20, 2017.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the six-month period ended April 30, 2017, the Fund did not repurchase any shares.

Merger of Aberdeen Asset Management PLC with Standard Life plc

The Fund’s investment manager, investment adviser and administrator are each a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”). On March 6, 2017, the Boards of Standard Life plc and Aberdeen PLC announced that they had reached an agreement on the terms of a merger (“Merger”). The Boards of each of Standard Life plc and Aberdeen PLC believe that the Merger has a compelling strategic and financial rationale through combining complementary strengths to create a world-class investment group. The Merger is expected to occur in the third quarter of 2017, subject to various conditions and terms, including regulatory approvals. The portfolio management team for the Fund is not expected to change as a result of the Merger. In addition, the agreements that the Fund has with Aberdeen PLC’s subsidiary companies, the services provided by such companies, and the fees charged for those services are not expected to change as a result of the Merger.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the Fund’s semi-annual and annual report to shareholders. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

[1]

The ASX 200 is a market-capitalization weighted and float-adjusted stock market index of Australian stocks listed on the Australian Securities Exchange from S&P Global Ratings. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Australia Equity Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeeniaf.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, updated daily data courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at http://cef.aberdeen-asset.us/cefinvestorcenter/contact-us/email.

Contact Us:

•	Visit: cef.aberdeen-asset.us
•	Watch: www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv
•	Email: InvestorRelations@aberdeen-asset.com
•	Call: 1-800-522-5465 (toll free in the U.S.)

Yours sincerely,

/s/ Christian Pittard

Christian Pittard

President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Australia Equity Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic review

Australian equities posted gains during the six-month period ended April 30, 2017. Stock prices initially were lifted by rising oil and commodity prices. Specifically, the mining sector benefited from speculation that demand for resources and energy would rise on the back of Donald Trump’s surprising presidential election win in the U.S. in November 2016, and his pledge for a substantial increase in infrastructure spending. Meanwhile, oil prices rebounded after the Saudi-led deal to cut crude output. Positive economic data out of the U.S., Europe and China also boosted investor sentiment.

Towards the end of the period, however, both the energy and mining sectors faced a reversal of fortune. Investor risk aversion rose amid a lack of policy details in President Trump’s subsequent speeches, while elevated U.S. oil inventories triggered a sharp drop in the price of oil. Also exacerbating the decline were geopolitical concerns and a renewed slide in iron ore prices after they peaked at US$95.00 per ton in February. However, the stock market managed to hang on to its earlier gains.

In economic news, inflation rose above 2% for the first time since 2015 towards the end of the period due to firmer oil prices and increases in tobacco tax and utilities prices. However, the labor market outlook remained mixed, while the Reserve Bank of Australia (RBA) noted that wage growth was likely to remain sluggish. The RBA held interest rates steady at 1.5% amid continued worries over an overheated housing market, despite a significant deceleration in April 2017.

Fund performance review

The primary individual stock contributor to Fund performance for the six-month period ended April 30, 2017, was energy generator and distributor AGL Energy. The share price rallied after the company posted good results for the first half of its 2017 fiscal year attributable to improved wholesale electricity margins and cost controls, as well as the strength in forward prices for wholesale electricity. The Fund’s holding in biopharmaceutical company CSL Ltd. also enhanced performance, as its shares were buoyed by the company’s share buyback program. Finally, diversified mining services company Incitec Pivot benefited Fund performance over the reporting period as its shares moved higher on expectations that the Trump presidency would boost demand for explosives in the U.S., which would have a positive impact on the company’s coal, quarry and construction businesses.

Conversely, the lack of exposure to National Australia Bank weighed on the Fund’s relative performance for the reporting period as the

Australian banking sector outperformed the overall market. The Fund’s position in private hospital operator Healthscope also detracted from performance, as the stock underperformed the market after an unexpected negative trading update.1 However, we believe that its long-term prospects remain robust, as it is the second-largest private hospital operator in Australia, with structural tailwinds from an aging population and a budget-constrained public hospital system. The company has a significant number of existing developments due over the next few years, which we think could contribute to earnings. Furthermore, the Fund’s holding in shopping-center-focused property developer Westfield Corp. (Westfield) hindered Fund performance as the stock price fell in tandem with a broad sell-off in real estate investment trusts (REITs) amid a reversal in the bond-proxy rally earlier in the reporting period. Nevertheless, we believe that Westfield’s long-term prospects remain attractive, given its portfolio of high-quality assets, high occupancy levels, long-term rental agreements, diversification across geographies and proven management.

We made no major changes to the Fund during the reporting period.

Outlook

Looking ahead, we believe that some risks to growth are emerging, with credit-tightening following bank repricing2 and local regulators announcing macroprudential3 measures on mortgage lending in an effort to tame surging home prices. Cost pressures, particularly for gas and electricity, may be a drag for companies and their consumers.

In our opinion, the biggest concern for the Australian market may be any impact on the country’s major trading partner, China, and commodity prices. Given a lack of macroeconomic catalysts (aside from offshore-exposed companies that are being positively impacted by encouraging global growth), companies must rely more heavily on internally driven initiatives to achieve earnings growth, including technology and automation, acquisitions, market share gains and cost-reduction programs.

We remain cautiously optimistic on the Australian economy. We will continue to try to take advantage of market volatility, using the opportunity to either initiate positions we have been closely tracking, add to what we feel are high-quality companies we already own (if fundamentals remain unchanged) or shift towards those that exhibit better risk-versus-reward fundamentals. Our focus remains on cash-generative companies that we view as having solid balance sheets and prudent management teams.

Aberdeen Asset Management Asia Limited

[1]	A trading update provides information about a company’s revenues, including sales and sales trends.
[2]	Repricing refers to the change in interest rate of an interest-sensitive asset or liability. Banks earn income from interest, so their income fluctuates with changes in interest rates.
[3]	Macroprudential policy addresses the connection between individual financial institutions and markets, as well as their common exposure to economic risk factors.

Aberdeen Australia Equity Fund, Inc.

Total Investment Returns (unaudited)

The following table summarizes the six-month and average annual Fund performance compared to the S&P/ASX 200 Accumulation Index (“ASX 200”), the Fund’s benchmark, for the 6-month, 1-year, 3-year, 5-year and 10-year periods as of April 30, 2017.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	11.8%	13.2%	0.6%	2.4%	2.4%
Market Value	18.3%	22.4%	-0.6%	-0.4%	1.4%
Benchmark	-11.9%	15.4%	-0.1%	3.9%	3.0%

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. The Fund’s total return is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeeniaf.com or by calling 800-522-5465.

The total annualized operating expense ratio excluding fee waivers based on the six-months ended April 30, 2017 was 1.51%. The total annualized operating expense ratio net of fee waivers based on the six-months ended April 30, 2017 was 1.51%.

Aberdeen Australia Equity Fund, Inc.

Portfolio Composition (unaudited)

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. As of April 30, 2017, the GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 subindustries. An industry classification standard sector can include more than one industry group.

The Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the ASX 200. As of April 30, 2017, the Fund did not have more than 25% of its assets invested in any industry group.

As of April 30, 2017, the Fund held 96.5% of its net assets in equities, 0.9% in a short-term investment and 2.6% in other assets in excess of liabilities.

Asset Allocation by Sector

Top Sectors	As a Percentage of Net Assets
Financials*	36.6%
Materials	18.6%
Health Care	15.8%
Utilities	7.4%
Energy	6.7%
Consumer Staples	4.9%
Telecommunication Services	4.1%
Industrials	1.7%
Consumer Discretionary	0.7%
Short-Term Investment	0.9%
Other Assets in Excess of Liabilities	2.6%
100.0%

*	As of April 30, 2017, the Fund’s holdings in the Financials sector consisted of five industries: Banks (16.3%), Capital Markets (7.6%), Diversified Financial Services (3.1%), Insurance (1.6%) and REITs (8.0%).

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of April 30, 2017:

Name of Security	As a Percentage of Net Assets
Commonwealth Bank of Australia	6.2%
CSL Ltd.	6.1%
Westpac Banking Corp. Ltd.	5.9%
ASX Ltd.	5.5%
Rio Tinto PLC – London Listing	4.8%
Woodside Petroleum Ltd.	4.4%
Westfield Corp.	4.3%
AGL Energy Ltd.	4.3%
Australia & New Zealand Banking Group Ltd.	4.2%
BHP Billiton PLC – London Listing	4.1%

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2017

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS—96.5% (a)
COMMON STOCKS—96.5%
AUSTRALIA—83.6%
657,800	Adelaide Brighton Ltd.	Construction Materials—2.0%	$2,916,338
315,400	AGL Energy Ltd.	Multi-Utilities—4.3%	6,314,572
510,700	Amcor Ltd.	Containers & Packaging—4.1%	6,004,950
1,138,290	AMP Ltd.	Diversified Financial Services—3.1%	4,560,755
214,600	ASX Ltd.	Capital Markets—5.5%	8,135,424
3,428,800	AusNet Services	Electric Utilities—3.1%	4,490,566
249,900	Australia & New Zealand Banking Group Ltd.	Banks—4.2%	6,117,297
314,700	Brambles Ltd.	Commercial Services & Supplies—1.6%	2,435,176
155,800	Caltex Australia Ltd.	Oil, Gas & Consumable Fuels—2.4%	3,477,655
373,800	Coca-Cola Amatil Ltd.	Beverages—1.8%	2,619,744
48,800	Cochlear Ltd.	Health Care—3.5%	5,108,401
138,500	Commonwealth Bank of Australia	Banks—6.2%	9,045,976
90,600	CSL Ltd.	Biotechnology—6.1%	8,983,900
2,918,900	Healthscope Ltd.	Health Care Providers & Services—3.3%	4,820,676
1,338,000	Incitec Pivot Ltd.	Chemicals—2.6%	3,790,759
85,400	Iress Ltd.	Capital Markets—0.5%	795,223
1,070,200	Medibank Pvt Ltd.	Insurance—1.6%	2,329,784
59,400	Perpetual Ltd.	Capital Markets—1.6%	2,345,854
1,689,700	Scentre Group	REIT—3.7%	5,451,820
337,700	Tatts Group Ltd.	Hotels, Restaurants & Leisure—0.7%	1,086,389
1,901,400	Telstra Corp. Ltd.	Diversified Telecommunication Services—4.1%	6,007,605
167,300	Treasury Wine Estates Ltd.	Beverages—1.0%	1,502,079
928,700	Westfield Corp.	REIT—4.3%	6,315,597
328,100	Westpac Banking Corp. Ltd.	Banks—5.9%	8,601,062
265,400	Woodside Petroleum Ltd.	Oil, Gas & Consumable Fuels—4.3%	6,388,568
153,100	Woolworths Ltd.	Food & Staples Retailing—2.1%	3,077,564
			122,723,734
UNITED KINGDOM—10.0%
398,000	BHP Billiton PLC—London Listing	Metals & Mining—4.2%	6,067,587
179,400	Rio Tinto PLC—London Listing	Metals & Mining—4.8%	7,077,365
695,200	South32 Ltd.—London Listing	Metals & Mining—1.0%	1,444,240
			14,589,192
UNITED STATES—2.9%
617,000	ResMed, Inc.	Health Care—2.9%	4,219,693
	Total Long-Term Investments—96.5% (cost $137,149,327)		141,532,619
SHORT-TERM INVESTMENT—0.9%
UNITED STATES—0.9%
$1,371,463	State Street Institutional U.S. Government Money Market Fund (b)		1,371,463
	Total Short-Term Investment—0.9% (cost $1,371,463)		1,371,463
	Total Investments—97.4% (cost $138,520,790) (c)		142,904,082

	Other Assets in Excess of Liabilities—2.6%		3,833,283
	Net Assets—100.0%		$146,737,365

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2017

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Registered investment company advised by State Street Global Advisors.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2017

Assets
Investments, at value (cost $137,149,327)	$141,532,619
Short-term investments, at value (cost $1,371,463)	1,371,463
Foreign currency, at value (cost $4,076,138)	4,044,399
Interest and dividends receivable	700
Total assets	146,949,181

Liabilities
Investment management fees payable (Note 3)	109,201
Investor relations fees payable (Note 3)	16,687
Administration fees payable (Note 3)	9,662
Other accrued expenses	76,266
Total liabilities	211,816

Net Assets	$146,737,365

Composition of Net Assets:
Common stock (par value $0.01 per share) (Note 5)	$227,423
Paid-in capital in excess of par	129,173,074
Distributions in excess of net investment income	(8,270,329)
Accumulated net realized gain from investment transactions	2,474,871
Net unrealized appreciation on investments	21,936,448
Accumulated net realized foreign exchange gains	18,780,773
Net unrealized foreign exchange loss	(17,584,895)
Net Assets	$146,737,365
Net asset value per share based on 22,742,326 shares issued and outstanding	$6.45

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Operations (unaudited)

For the Six-Month Period Ended April 30, 2017

Net Investment Income

Income
Dividends (net of foreign withholding taxes of $28,361)	$2,936,808
Interest and other income	16,060
2,952,868

Expenses
Investment management fee (Note 3)	649,147
Directors’ fees and expenses	121,824
Investor relations fees and expenses (Note 3)	66,052
Administration fee (Note 3)	57,186
Reports to shareholders and proxy solicitation	43,674
Insurance expense	39,166
Independent auditors’ fees and expenses	31,501
Custodian’s fees and expenses	15,066
Transfer agent’s fees and expenses	13,908
Legal fees and expenses	11,170
Miscellaneous	29,729
Total operating expenses	1,078,423

Net Investment Income	1,874,445

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Net realized gain/(loss) from:
Investment transactions	2,688,294
Foreign currency transactions	(73,594)
2,614,700

Net change in unrealized appreciation/(depreciation) on:
Investments	9,518,941
Foreign currency translation	1,593,807
11,112,748
Net realized and unrealized gain from investments and foreign currency related transactions	13,727,448
Net Increase in Net Assets Resulting from Operations	$15,601,893

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2017 (unaudited)	For the Year Ended October 31, 2016

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$1,874,445	$3,435,602
Net realized gain/(loss) from investment transactions	2,688,294	(2,858,366)
Net realized gain/(loss) from foreign currency transactions	(73,594)	258,731
Net change in unrealized appreciation on investments	9,518,941	3,520,175
Net change in unrealized appreciation on foreign currency translation	1,593,807	7,954,868
Net increase in net assets resulting from operations	15,601,893	12,311,010

Distributions to Shareholders from:
Net investment income	(7,277,544)	(3,551,190)
Net realized gains	—	(2,034,863)
Tax return of capital	—	(9,680,440)
Net decrease in net assets from distributions	(7,277,544)	(15,266,493)

Common Stock Transactions:
Repurchase of common stock resulting in the reduction of 0 and 131,694 shares of common stock, respectively (Note 6)	—	(698,441)
Change in net assets from common stock transactions	—	(698,441)
Change in net assets resulting from operations	8,324,349	(3,653,924)

Net Assets:
Beginning of period	138,413,016	142,066,940
End of period (including distributions in excess of net investment income of ($8,270,329) and ($2,867,230), respectively)	$146,737,365	$138,413,016

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Financial Highlights

	For the Six- Month Period Ended April 30, 2017 (unaudited)		For the Fiscal Years Ended October 31,
			2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net asset value, beginning of period	$6.09		$6.21	$8.27	$9.44	$9.98	$10.17
Net investment income	0.08		0.15	0.21	0.23	0.27	0.34
Net realized and unrealized gains/(losses) on investments and foreign currencies	0.60		0.40	(1.45)	(0.48)	0.20	0.54
Total from investment operations	0.68		0.55	(1.24)	(0.25)	0.47	0.88
Distributions from:
Net investment income	(0.32)		(0.16)	(0.27)	(0.32)	(0.34)	(0.71)
Net realized gains	–		(0.09)	(0.15)	–	(0.43)	(0.37)
Tax return of capital	–		(0.42)	(0.40)	(0.60)	(0.24)	–
Total distributions	(0.32)		(0.67)	(0.82)	(0.92)	(1.01)	(1.08)
Impact of expenses in connection with the at-the-market stock offering (Note 5)	–		–	–	–	–	0.01
Impact from at-the-market stock offering (Note 5)	–		–	–	–	–	–
Net asset value, end of period	$6.45		$6.09	$6.21	$8.27	$9.44	$9.98
Market value, end of period	$6.23		$5.56	$5.57	$7.95	$10.71	$10.38

Total Investment Return Based on(b):
Market value	18.27%		12.92%	(20.61% )	(17.52% )	13.33%	11.83%
Net asset value	11.79%		10.94%	(14.91% )	(2.65% )	3.89% (c)	9.00% (c)

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (000 omitted)	$146,737		$138,413	$142,067	$189,784	$213,103	$225,235
Average net assets (000 omitted)	$144,151		$140,809	$166,905	$199,956	$220,475	$218,950
Net operating expenses, net of fee waivers	1.51%	(e)	1.64% (d)	1.45%	1.48%	1.41%	1.33%
Net operating expenses, excluding fee waivers	1.51%	(e)	1.65% (d)	1.45%	1.48%	1.41%	1.33%
Net investment income	2.62%	(e)	2.44%	2.91%	2.68%	2.80%	3.46%
Portfolio turnover	5%		15%	20%	13%	15%	21%

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(c)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(d)	The expense ratio includes a one-time expense associated with the October 2013 shelf offering costs attributable to the registered but unsold shares expiring in October 2016.
(e)	Annualized.

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2017

1. Organization

Aberdeen Australia Equity Fund, Inc. (the “Fund”) is a non-diversified closed-end management investment company incorporated in Maryland on September 30, 1985. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of companies tied economically to Australia (each an “Australian Company”). This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board of Directors (the “Board”) upon 60 days’ prior written notice to shareholders. As a fundamental policy, at least 65% of the Fund’s total assets must be invested in companies listed on the Australian Stock Exchange Limited (“ASX”). Aberdeen Asset Management Asia Limited, the Fund’s investment manager (“AAMAL” or the “Investment Manager”), uses the following criteria in determining if a company is “tied economically” to Australia: whether the company (i) is a constituent of the ASX; (ii) has its headquarters located in Australia, (iii) pays dividends on its stock in Australian Dollars; (iv) has its accounts audited by Australian auditors; (v) is subject to Australian taxes levied by the Australian Taxation Office; (vi) holds its annual general meeting in Australia; (vii) has common stock/ordinary shares and/or other principal class of securities registered with Australian regulatory authorities for sale in Australia; (viii) is incorporated in Australia; or (ix) has a majority of its assets located in Australia or a majority of its revenues are derived from Australian sources. There can be no assurance that the Fund will achieve its investment objective.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair Value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Fund’s Board of Directors (the “Board”). These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional

U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, and has an objective to maintain a $1.00 per share net asset value, and which objective is not guaranteed. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund’s investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments	$–	$141,532,619	$–	$141,532,619
Short-Term Investment	1,371,463	–	–	1,371,463
Total	$1,371,463	$141,532,619	$–	$142,904,082

Amounts listed as “–” are $0 or round to $0.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the six-month period ended April 30, 2017, there were no transfers between Levels 1, 2 or 3. For the six-month period ended April 30, 2017, there were no significant changes to the fair valuation methodologies.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.

d. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

e. Federal Income Taxes:

The Fund, for U.S. federal income purposes is comprised of a separately identifiable unit called a Qualified Business Unit (“QBUs”) (see section 987 of the Internal Revenue Code of 1986, as amended (the “IRC”)). The Fund has operated with a QBU for U.S. federal income purposes since 1989. The home office is designated as the United States and the QBU is Australia with a functional currency of the Australian dollar. The securities held within the Fund reside within either the QBU or the home office depending on certain factors including geographic region. As an example, the majority of the Fund’s Australian securities reside within the Australian QBU. When sold, the Australian dollar denominated securities within the Australian QBU generate capital gain/loss but not currency gain/loss, because the QBU’s functional currency is Australian dollar.

IRC section 987 states that currency gain/loss is generated when money is repatriated from a QBU to the home office. The currency gain/loss would result from the difference between the current exchange rate and the average exchange rate for the year during which money was originally contributed to the QBU from the home office. Based on the QBU structure, there may be sizable differences in the currency gain/loss recognized for U.S. federal income tax purposes and what is reported within the financial statements under GAAP. Additionally, the Fund’s composition of the distributions to shareholders is calculated based on U.S. federal income tax requirements whereby currency gain/loss is characterized as income and distributed as such. As of the Fund’s fiscal year-end, the calculation of the composition of distributions to shareholders is finalized and reported in the Fund’s annual report to shareholders.

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the IRC, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

f. Foreign Withholding Tax

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2017

3. Agreements and Transactions with Affiliates

a. Investment Manager and Investment Adviser:

AAMAL serves as investment manager to the Fund and Aberdeen Asset Management Limited (the “Investment Adviser”) serves as investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Manager and the Investment Adviser are wholly-owned subsidiaries of Aberdeen Asset Management PLC (collectively the “Advisers”).

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of, and responsibility for the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund.

Pursuant to the management agreement, the Fund pays the Investment Manager a fee, payable monthly by the Fund, at the following annual rates: 1.10% of the Fund’s average weekly Managed Assets up to $50 million, 0.90% of the Fund’s average weekly Managed Assets between $50 million and $100 million and 0.70% of the Fund’s average weekly Managed Assets in excess of $100 million. Managed Assets is defined in the management agreement as net assets plus the amount of any borrowings for investment purposes. The Investment Adviser is paid by the Investment Manager, and not the Fund, for its services.

For the six-month period ended April 30, 2017, AAMAL earned $649,147 from the Fund for investment management fees.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly by the Fund, at an annual fee rate of 0.08% of the Fund’s average weekly Managed Assets up to $500 million, 0.07% of the Fund’s average weekly Managed Assets between $500 million and $1.5 billion, and 0.06% of the Fund’s average weekly Managed Assets in excess of $1.5 billion. For the six-month period ended April 30, 2017, AAMI earned $57,186 from the Fund for administration services.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by AAMAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are capped by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI, among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended April 30, 2017, the Fund incurred investor relations fees of approximately $61,162. For the six-month period ended April 30, 2017, AAMI did not waive any investor relations fees because the Fund did not reach the capped amount.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2017, were $6,692,854 and $14,453,953, respectively.

5. Capital

The authorized capital of the Fund is 30 million shares of $0.01 par value common stock. As of April 30, 2017, there were 22,742,326 shares of common stock issued and outstanding.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the six-month period ended April 30, 2017 and fiscal year ended October 31, 2016, the Fund repurchased 0 and 131,694 shares, respectively, through this program.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2017

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

b. Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

c. Sector Risk

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

In particular, being invested heavily in the financial sector may make the Fund vulnerable to risks and pressures facing companies in that sector, such as regulatory, consolidation, interest rate changes and general economic conditions.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2017 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$122,274,959	$28,940,404	$(8,311,281)	$20,629,123

10. Recent Accounting Pronouncement

In December 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-19 (“ASU 2016-19”), “Technical Corrections and Improvements”. The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Fund’s financial statements.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2017.

On June 9, 2017, the Fund announced that it will pay on June 27, 2017, a distribution of $0.16 per share to all shareholders of record as of June 20, 2017.

Aberdeen Australia Equity Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on Thursday, March 30, 2017 at 1735 Market Street, 32nd Floor, Philadelphia, PA. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect three Class II Directors to the Board of Directors:

	Votes For	Votes Against	Votes Withheld
P. Gerald Malone	17,372,937	564,500	331,988
Peter D. Sacks	17,352,160	575,886	341,379
Hugh Young	17,381,612	544,808	343,005

Directors whose term of office continued beyond the Meeting are as follows: Neville J. Miles, Moritz Sell, William J. Potter, and John T. Sheehy.

Aberdeen Australia Equity Fund, Inc.

Corporate Information

Directors

Neville J. Miles, Chairman

P. Gerald Malone

William J. Potter

Peter D. Sacks

Moritz Sell

John T. Sheehy

Hugh Young

Officers

Christian Pittard, President

Jeffrey Cotton, Chief Compliance Officer and Vice President, Compliance

Joseph Andolina, Vice President – Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Mark Daniels, Vice President

Martin J. Gilbert, Vice President

Alan Goodson, Vice President

Bev Hendry, Vice President

Jennifer Nichols, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 10 255 George Street

Sydney, NSW 2000, Australia

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of April 30, 2017, were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Australia Equity Fund, Inc. are traded on the NYSE MKT Equities Exchange under the symbol “IAF”. Information about the Fund’s net asset value and market price is available at www.aberdeeniaf.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Australia Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Aberdeen’s Investor Relations Services We invite you to enroll today and stop the paper. As part of our commitment to shareholders, we invite you to visit Aberdeen’s Closed-End Funds on the web at cef.aberdeen-asset.us/ where you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting, and other timely data. To learn more about Aberdeen’s Closed End Funds Enroll today and receive shareholder reports electronically* By enrolling in this convenient service, you will receive important Fund Visit us: documents including annual reports, semi-annual reports, prospectuses, Aberdeen Closed-End Fund Center and proxy statements via e-mail. cef.aberdeen-asset.us/ There’s never been a faster, simpler or more environmentally-friendly way to receive investment information. Watch us: Aberdeen Closed-End Fund TV To enroll, follow these simple steps: aberdeen-asset.us/aam.nsf/usclosed/aberdeentv 1. Go to cef.aberdeen-asset.us/ E-mail us: 2. Click on the link for “Email Services”—under “Contact Us”, which takes you to InvestorRelations@aberdeen-asset.com http://cef.aberdeen-asset.us/en/ce?nvestorcenter/contact-us/email Call us Shareholder Services: 800-522-5465 3. Click “Sign-up.” You can expect to receive your electronic Open Monday to Friday 9am-5pm (ET) documents in 4-6 weeks. * Please note that Aberdeen does not share our shareholder information with any other organizations. You can return to this site at any time to change your email address or edit your preferences. Simply asset management

Aberdeen Are you a financial explorer? Financial Explorers are intrepid investors whose At Aberdeen Asset Management, we have actively perspectives extend beyond national boundaries. searched the globe for over three decades to bring Financial Explorers the investments that can help They look at markets beyond their backyards to diversify their portfolios. maximize opportunities on long-term investments. Opportunity knows no boundaries. Financial Explorers seek opportunities in unfamiliar, Why should you? and sometimes, unexpected places—with the fortitude to weather mall and the endurance to wait Aberdeen Closed-End Funds. for returns. Open y cef.aberdeen-a asset.us International investing ail pecial risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting method these risks are generally heightened for emerging market investments d-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investme return and principal value will fluctuate so that an investor’s shares may be worth more or less than inal cost Shares of closed-end funds may trade above (a premium) or bel (a discount) the net asset value (NAV) of the Fund. The NAV is the value of an entity’s assets less the value of its liabilities. The market urrent price at which an asset can be bought b or sold. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. In the United States, Aberdeen Asset Management is the marketing name for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd, Aberdeen Asset Management Asia Ltd and Aberdeen Capital Management, LLC. Excluding Aberdeen Capital Management LLC, each of these advisers are wholly owned by Aberdeen Asset Management PLC. Aberdeen Capital Management LLC is a wholly-owned subsidiary of Aberdeen Asset Management Inc. “Aberdeen” is a U.S. registered service mark of Aberdeen Asset Management PLC.

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2016 through November 30, 2016	0	$0	0	2,274,233
December 1, 2016 through December 31, 2016	0	$0	0	2,274,233

January 1, 2017 through January 31, 2017	0	$0	0	2,274,233
February 1, 2017 through February 28, 2017	0	$0	0	2,274,233
March 1, 2017 through March 31, 2017	0	$0	0	2,274,233
April 1, 2017 through April 30, 2017	0	$0	0	2,274,233

Total	0	$0	0	-

1 The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.01 per share, on the open market during any 12 month period.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2017, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits 12(c)(1), 12(c)(2) and 12(c)(3) as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Australia Equity Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Australia Equity Fund, Inc.

Date: July 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Australia Equity Fund, Inc.

Date: July 5, 2017

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Australia Equity Fund, Inc.

Date: July 5, 2017

EXHIBIT LIST

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

12(c)(1), 12(c)(2), 12(c)(3) – Distribution notice to stockholders